PROSPECTUS SUPPLEMENT                         This Prospectus Supplement, filed
FOR THE PERIOD ENDING                         pursuant to Rule 424(b)(3),
OCTOBER 31, 2000 TO                           relates to Registration Statement
PROSPECTUS DATED                              33-71504-01 and the Prospectus
NOVEMBER 16, 1993                             dated November 16, 1993

                      SECURITIES AND EXCHANGE COMMISSION
                            450 Fifth Street, N.W.
                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 15, 2000


                         DISCOVER CARD MASTER TRUST I
                         ----------------------------
            (Exact name of registrant as specified in its charter)

Delaware                   0-23108                    Not Applicable
--------                   -------                    --------------
(State of                  (Commission                (IRS Employer
organization)              File Number)               Identification No.)

c/o Discover Bank
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7434


                                     n/a
            ------------------------------------------------------
            (Former name or address, if changed since last report)

                                Page 1 of 209
                        Index to Exhibits is on page 9

Item 5.  Other Events

A)       Series 1993-3:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)       Series 1994-2:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)       Series 1995-1:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1995-1, which is attached as Exhibit 20(c) hereto.

D)       Series 1995-3:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1995-3, which is attached as Exhibit 20(d) hereto.

E)       Series 1996-1:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1996-1, which is attached as Exhibit 20(e) hereto.

F)       Series 1996-2:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1996-2, which is attached as Exhibit 20(f) hereto.

G)       Series 1996-3:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1996-3, which is attached as Exhibit 20(g) hereto.

H)       Series 1996-4:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1996-4, which is attached as Exhibit 20(h) hereto.

I)       Series 1997-1:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1997-1, which is attached as Exhibit 20(i) hereto.

J)       Series 1997-2:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1997-2, which is attached as Exhibit 20(j) hereto.

K)       Series 1997-3:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1997-3, which is attached as Exhibit 20(k) hereto.

L)       Series 1997-4:

On November 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for October 2000 with respect to Series 1997-4, which is attached as Exhibit 20(l) hereto. November 15, 2000 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on November 15, 2000). Accordingly, Series 1997-4 terminated after the final payment on November 15, 2000 and no further Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

M)       Series 1998-1:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1998-1, which is attached as Exhibit 20(m) hereto.

N)       Series 1998-2:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1998-2, which is attached as Exhibit 20(n) hereto.

O)       Series 1998-3:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1998-3, which is attached as Exhibit 20(o) hereto.

P)       Series 1998-4:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1998-4, which is attached as Exhibit 20(p) hereto.

Q)       Series 1998-6:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1998-6, which is attached as Exhibit 20(q) hereto.

R)       Series 1998-7:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1998-7, which is attached as Exhibit 20(r) hereto.

S)       Series 1999-1:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1999-1, which is attached as Exhibit 20(s) hereto.

T)       Series 1999-2:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1999-2, which is attached as Exhibit 20(t) hereto.

U)       Series 1999-3:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1999-3, which is attached as Exhibit 20(u) hereto.

V)       Series 1999-4:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1999-4, which is attached as Exhibit 20(v) hereto.

W)       Series 1999-5:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1999-5, which is attached as Exhibit 20(w) hereto.

X)       Series 1999-6:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 1999-6, which is attached as Exhibit 20(x) hereto.

Y)       Series 2000-1:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-1, which is attached as Exhibit 20(y) hereto.

Z)       Series 2000-2:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-2, which is attached as Exhibit 20(z) hereto.

AA)   Series 2000-3:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-3, which is attached as Exhibit 20(aa) hereto.

AB)   Series 2000-4:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-4, which is attached as Exhibit 20(ab) hereto.

AC)   Series 2000-A:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-A, which is attached as Exhibit 20(ac) hereto.

AD)   Series 2000-5:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-5, which is attached as Exhibit 20(ad) hereto.

AE)   Series 2000-6:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-6, which is attached as Exhibit 20(ae) hereto.

AF)   Series 2000-7:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-7, which is attached as Exhibit 20(af) hereto.

AG)   Series 2000-8:

On November 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for October 2000 with respect to Series 2000-8, which is attached as Exhibit 20(ag) hereto.

Item 7.  Financial Statements and Exhibits
c)       Exhibits

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1996-1.

20(f)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1996-2.

20(g)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1996-3.

20(h)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1996-4.

20(i)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1997-1.

20(j)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1997-2.

20(k)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1997-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1997-4 that accompanied the final distribution of principal and interest on November 15, 2000.

20(m)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1998-1.

20(n)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1998-2.

20(o)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1998-3.

20(p)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1998-4.

20(q)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1998-6.

20(r)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1998-7.

20(s)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1999-1.

20(t)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1999-2.

20(u)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1999-3.

20(v)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1999-4.

20(w)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1999-5.

20(x)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 1999-6.

20(y)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-1.

20(z)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-2.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-3.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-4.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-A.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-5.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-6.

20(af)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-7.

20(ag)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2000, for Series 2000-8.

                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      DISCOVER CARD MASTER TRUST I
                                              (Registrant)

                          By: DISCOVER BANK (formerly Greenwood Trust Company)
                              as originator of the Trust

                          By: Michael F. Rickert
                              -------------------------------------------------
                              Michael F. Rickert
                              Assistant Vice President and Assistant
                              Treasurer


Date:  November 15, 2000

                                EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------
20(a)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1993-3.

20(b)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1994-2.

20(c)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1995-1.

20(d)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1995-3.

20(e)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1996-1.

20(f)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1996-2.

20(g)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1996-3.

20(h)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1996-4.

20(i)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1997-1.

20(j)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1997-2.

20(k)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1997-3.

20(l)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1997-4.

20(m)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1998-1.

20(n)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1998-2.

20(o)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1998-3.

20(p)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1998-4.

20(q)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1998-6.

20(r)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1998-7.

20(s)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1999-1.

20(t)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1999-2.

20(u)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1999-3.

20(v)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1999-4.

20(w)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1999-5.

20(x)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 1999-6.

20(y)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-1.

20(z)                           Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-2.

20(aa)                          Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-3.

20(ab)                          Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-4.

20(ac)                          Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-A.

20(ad)                          Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-5.

20(ae)                          Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-6.

20(af)                          Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-7.

20(ag)                          Monthly Certificateholders' Statement, related to the month ending October 31, 2000, for Series 2000-8.